SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            REGISTRATION NO. 333-1171

                         POST EFFECTIVE AMENDMENT NO. 6

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                            REGISTRATION NO. 811-7521

                                 AMENDMENT NO. 7

                                THE KENWOOD FUNDS
                               --------------------
                              10 S. LaSalle Street
                                   Suite 3610
                             Chicago, Illinois 60603
                                  312-368-1666

                               Agent for Service:
                                  Sheldon Stein
                             D'Ancona & Pflaum, LLC
                         111 E. Wacker Drive, Suite 2800
                             Chicago, Illinois 60601
                                  312-602-2014

It is proposed that this filing will become effective:
____ Immediately upon filing pursuant to paragraph (b)
____ on September 1, 1999, pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)
_X_  on September 1, 2000 pursuant to paragraph (a) of Rule 485



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                        THE KENWOOD GROWTH & INCOME FUND

             Investing primarily in mid-capitalization value stocks
                   for capital appreciation and current income

                                   PROSPECTUS

                                September 1, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy or completeness of this prospectus. It is a criminal offense to state otherwise.

Table of Contents

                                THE FUND

What investors should know          Investment Objective                  2
about the Fund
                                    Principal Investment Strategy         2

                                    Other Investment Matters              3

                                    Principal Risks                       4

                                    Who Should Invest                     4

                                    Past Performance                      5

                                    Fees and Expenses                     7

                                    The Adviser                           9

                                    Historical Results of The Adviser     9

                                    Financial Highlights of the Fund     11

                                YOUR INVESTMENT

Information for managing your       Distribution of Shares               12
account
                                    Buying Shares                        13

                                    Telephone Transactions               14

                                    Exchanging Shares                    14

                                    Redeeming Shares                     15

                                    Net Asset Value                      17

                                    Dividends and Distributions          17

                                    Taxes                                18

                                    Retirement Plans                     18


The Fund                                        The Kenwood Growth & Income Fund
                                                            Ticker Symbol: KNWDX

INVESTMENT OBJECTIVE

     The Fund's investment objective is capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in U.S. equity securities of mid capitalization ("midcap") companies that are considered to be undervalued. We define midcap companies as those with total market value of $400 million to $8 billion. In the Adviser's judgment, this market niche tends to be more liquid than the small cap market, and thus may represent lower risks while offering comparable returns to the small cap market. In addition, the midcap market may provide comparable returns to the large cap market without significantly greater risks. The equity securities in which the Fund invests are principally common stocks but may include, among other equity securities, preferred stocks and securities convertible into common stocks.

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

MARKET CAPITALIZATION, OR "MARKET CAP" IS A GAUGE OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF THE STOCK.

UNDERVALUED STOCKS ARE THOSE THAT APPEAR TO BE PRICED BELOW THEIR INTRINSIC WORTH OR BUSINESS PROSPECTS, BASED ON FINANCIAL MEASUREMENTS SUCH AS PRICE-EARNINGS OR PRICE-TO-BOOK VALUE RATIOS.

MARKET TIMING IS THE PRACTICE OF MOVING INTO AND OUT OF THE MARKET FROM TIME TO TIME ACCORDING TO WHAT AN INVESTOR BELIEVES IS THE LIKELY MARKET DIRECTION.
--------------------------------------------------------------------------------

We manage the Fund with an emphasis on value, giving preference to the stocks of well-managed companies that are priced below their inherent worth. In determining the value of a stock, we relate the current price to present and anticipated future earnings and to a company's assets and equity.

We look for stocks that we believe have low risk, rather than seeking those with extraordinary upside potential. By "low risk" we mean that in the Adviser's judgment the risks of investing in the Fund's portfolio present no additional risks beyond those inherent in the market. We prefer stocks with a record of paying dividends, because dividends provide income as well as some protection in a volatile or weak market. Rather than engaging in market timing, the Fund takes long-term positions and normally remains fully invested.

Rigorous fundamental analysis is central to the Fund's investment strategy. We carefully analyze the financial and operational characteristics and management strategies of each company under consideration before it is added to the Fund's portfolio. We try to identify securities that are temporarily undervalued but have potential for growth in earnings and dividends. We make ongoing portfolio selections in light of current and reasonably anticipated future financial conditions. We believe that there are many such stocks that have not been fully recognized or widely followed by investors among the midcap companies that are our main focus.

This investment approach is designed to outperform the S&P Midcap 400 Index and the Russell Midcap Value Index. However, we cannot guarantee that we will achieve this goal.

OTHER INVESTMENT MATTERS

PORTFOLIO TURNOVER. The Fund may realize some short-term gains or losses if the Adviser believes the potential valuation of a security has been achieved, considers that other securities have higher relative valuation potential, or otherwise believes that such trading is advisable. The Fund's portfolio turnover rate is shown in the "Financial Highlights" section of this prospectus. The higher the turnover rate, the more brokerage commissions the Fund will pay which may adversely affect performance. Higher turnover may result in increased distributions of taxable capital gains.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The fundamental investment restrictions set forth in the Statement of Additional Information cannot be changed without a vote of the shareholders. The investment objective and all other investment policies of the Fund are not fundamental and may be changed without shareholder approval. In the event the Fund's investment objective should ever be changed, such change may result in an objective different from the objective the shareholder considered appropriate at the time of investment in the Fund.

PRINCIPAL RISKS

An investment in The Kenwood Growth & Income Fund, like any mutual fund, is not a bank deposit. It is not insured or guaranteed by any government agency. Although we strive to achieve the Fund's objective, we cannot offer guaranteed results. The value of your investment in the Fund may go up or down, which means that you could lose money.

MARKET RISK Due to the risks of investing in equity markets, the Fund may experience a sudden, unpredictable decline in value, as well as periods of poor performance. Because stock values move up and down, the value of your shares may go up and down.

COMPANY RISK The price of a common stock varies with the performance of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

MANAGEMENT RISK The investment strategy used by the Adviser may fail to produce the intended results.

--------------------------------------------------------------------------------
RISK AND RETURN

IN INVESTING, RISK IS NORMALLY DEFINED AS THE EXTENT TO WHICH AN INVESTMENT IS SUBJECT TO UNCERTAINTY. IN GENERAL, INVESTMENTS WITH HIGHER LONG-TERM EXPECTED RETURNS HAVE MORE RISK. THIS MEANS THAT THEIR RETURNS MAY VARY QUITE A LOT FROM ONE TIME PERIOD TO ANOTHER. LESS RISKY INVESTMENTS GENERALLY HAVE RETURNS THAT ARE LOWER BUT MORE PREDICTABLE.

TOTAL RETURN MEASURES HOW MUCH THE VALUE OF AN INVESTMENT CHANGES, ASSUMING ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

IF YOU PREFER MODEST BUT PREDICTABLE RETURNS, YOU SHOULD CHOOSE LOW-RISK INVESTMENTS SUCH AS GOVERNMENT BONDS OR MONEY MARKET FUNDS. IF YOU ARE WILLING TO ACCEPT RETURNS THAT VARY AND EVEN THE POSSIBILITY OF LOSING YOUR MONEY, INVESTMENTS WITH HIGHER EXPECTED RETURNS SUCH AS STOCKS AND EQUITY FUNDS MAY BE SUITABLE FOR YOU.
--------------------------------------------------------------------------------

WHO SHOULD INVEST

You should consider investing in the Fund if you are looking for long-term growth of your investment with a moderate level of current income, and if you are comfortable with the associated risks. We are long-term investors, and we strongly encourage investors in the Fund to plan on holding your investment for at least three years.

While equities have historically provided higher returns than most bond and money-market investments, stock prices do fluctuate. Thus you should not invest in the Fund if you anticipate a near-term need for either the principal or the gains from your investment. However, since the Fund invests mainly in stocks that pay dividends, it may be suitable for investors who want to combine the long-term growth available from equity investments with a modest amount of current income.

PAST PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance for the last year and since inception by presenting the Fund's average annual returns compared with those of the S&P Midcap 400 Index and the Russell Midcap Value Index. These are widely recognized unmanaged indices that measure overall performance of the market segment in which the Fund invests. The indices measure overall market returns, not actual returns an investor might experience. They do not take into account the costs of buying or selling securities or managing a stock portfolio, costs that are deducted from mutual fund returns. You may not invest directly in an index.


Past performance is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
INDICES USED FOR COMPARISON

THE S&P (STANDARD & POOR'S) MIDCAP 400 INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE MID-RANGE SECTOR OF THE U.S. STOCK MARKET.

THE RUSSELL MIDCAP VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP INDEX COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX REPRESENTS THE BOTTOM 800 COMPANIES IN THE RUSSELL 1000.

BOTH THE S&P MIDCAP 400 AND THE RUSSELL MIDCAP VALUE INDICES MEASURE THE STOCK PERFORMANCE OF COMPANIES IN THE SIZE RANGE THAT THE KENWOOD GROWTH & INCOME FUND EMPHASIZES.
--------------------------------------------------------------------------------

                           YEAR-BY-YEAR TOTAL RETURN

                           FOR EACH FULL CALENDAR YEAR
                         SINCE THE FUND WAS ESTABLISHED

1997      30.24%
1998      -1.63%
1999       3.04%

The Fund's year-to-date total return for the six months ended June 30, 2000, was ______%.

---------------------------- ------------------------- -----------------
Best Quarter                    April - June 1999           19.17%
---------------------------- ------------------------- -----------------
Worst Quarter                 July - September 1998        (21.92%)
---------------------------- ------------------------- -----------------

                                             AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------ --------------------------------------------------------------
                                                                       FOR PERIODS ENDED
                                                                       DECEMBER 31, 1999
------------------------------------------------ ----------------- ---------------- ---------------------------
                                                     One Year        Three Years      Since Inception 5/1/96
------------------------------------------------ ----------------- ---------------- ---------------------------
Kenwood Growth & Income Fund                          3.04%              9.70%                10.18%
------------------------------------------------ ----------------- ---------------- ---------------------------
S&P Midcap 400 Index                                  14.72%            21.81%                20.29%
------------------------------------------------ ----------------- ---------------- ---------------------------
Russell Midcap Value Index                            (0.11%)           12.15%                13.53%
------------------------------------------------ ----------------- ---------------- ---------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                   SHAREHOLDER FEES
                                   (expenses paid directly from your investment)
------------------------------------------------------------------------------------- ------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           None
------------------------------------------------------------------------------------- ------------------------
Maximum deferred sales charge (load)                                                           None
------------------------------------------------------------------------------------- ------------------------
Maximum deferred sales charge (load) imposed on reinvested dividends                           None
------------------------------------------------------------------------------------- ------------------------
Redemption fee*                                                                                None
------------------------------------------------------------------------------------- ------------------------
Exchange fee**                                                                                 None
------------------------------------------------------------------------------------- ------------------------
Maximum account fee                                                                            None
------------------------------------------------------------------------------------- ------------------------

                                           ANNUAL FUND OPERATING EXPENSES
                                       (expenses deducted from Fund assets)
                                     for the fiscal year ended April 30, 2000
------------------------------------------------------------------------------------- -----------------------
Management fees                                                                               0.75%
------------------------------------------------------------------------------------- -----------------------
Distribution (12b-1) fees                                                                     0.25%
------------------------------------------------------------------------------------- -----------------------
Other expenses                                                                                4.13%
------------------------------------------------------------------------------------- -----------------------
Total annual operating expenses                                                               5.13%
------------------------------------------------------------------------------------- -----------------------
Expense Reimbursement                                                                         4.13%
------------------------------------------------------------------------------------- -----------------------
Net Expenses***                                                                               1.00%
------------------------------------------------------------------------------------- -----------------------

         * For each wire redemption, the transfer agent will charge a fee which, as of the date of this prospectus, is $12.00.

         ** For each telephone exchange, the transfer agent will charge a fee which, as of the date of this prospectus, is $5.00.

         ***The Adviser agreed to limit the Fund's annual regular operating expenses for the fiscal year ended April 30, 2000 to 1.00% and has agreed to the same limitation for the four fiscal years thereafter.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Because actual returns and expenses will be different, this example is for comparison only. It uses the same hypothetical conditions that other funds use in their prospectuses.

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

MANAGEMENT FEES COVER THE COSTS OF OVERSEEING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

DISTRIBUTION (12B-1) FEES PAY FOR PROMOTION AND DISTRIBUTION OF FUND SHARES AND SERVICES PROVIDED TO SHAREHOLDERS.

OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND DIRECTORS.
--------------------------------------------------------------------------------

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ONE YEAR          THREE YEARS      FIVE YEARS        TEN YEARS

$102*             $318*            $1,033*           $4,020**

*Please note that the one, three and five year costs are based on the Fund's net expenses resulting from the Adviser's agreement to limit annual regular operating expenses to one percent for the next five years.

**The five and ten year figures are based upon the Fund's expenses for the first five years limited to one percent, plus the expenses for the last five years that would be incurred without the expense limitation. If the one percent expense limitation were to be in effect for the full ten year period, the cumulative expenses for the ten years would be $1225.

THE ADVISER

The Kenwood Group, Inc., an Illinois corporation with offices at 10 South LaSalle Street, Suite 3610, Chicago, Illinois 60603, serves as the Fund's investment adviser. The Adviser has acted as an investment adviser to institutional investors since 1990. As of June 30, 2000, the Adviser had approximately $400 million in assets under management. Barbara L. Bowles, CFA, is the controlling shareholder of the Adviser.

The Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser furnishes continuous advice concerning the Fund's investments. In addition, the Adviser provides office space for the Fund and pays the salaries of employees, who are Fund officers, and the fees for the directors.

For such services, the Fund pays the Adviser monthly fees based upon the Fund's average daily net assets at the following annual rate: 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion. The fees paid to the Adviser are higher than the fees paid by many investment companies but are not necessarily higher than that paid by funds with a similar objective. The Adviser has agreed to limit the Fund's annual regular operating expenses to one percent for all fiscal years through April 30, 2004.

Barbara L. Bowles is the Fund's Chief Investment Officer and President and has served in such capacity since the Fund's inception. She has served as President and Chief Investment Officer for The Kenwood Group since its inception.

HISTORICAL RESULTS OF THE INVESTMENT ADVISER

Below is performance data provided by the Adviser relating to annual average investment results of a composite of all client accounts, excluding the Fund whose portfolios were managed by the Adviser. These advisory accounts had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those used by the Fund. Because of the similarities in investment strategies and techniques, the Adviser believes that the advisory accounts are sufficiently comparable to the Fund to make the performance data listed below relevant to investors in the Fund.

The results presented will not necessarily equate with the returns experienced by the Fund , due to differences in brokerage commissions, management fees, the size of positions taken in relation to account size and diversification of securities, as well as other costs and expenses borne by the Fund but not incurred by the advisory accounts. In addition, the performance of the Fund contained in the Financial Highlights is calculated as of the end of the Fund's fiscal year while the Adviser's performance is calculated as of the end of the calendar year. Different methods of determining the performance from those described in the footnote to the chart below may result in different performance figures. An investor should not rely on the following performance figures as an indication of the future performance of either the Adviser's separate advisory accounts or the Fund.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                                  FOR PERIODS ENDED DECEMBER 31
----------------------------- ------------------ ------------------ ------------------ ----------------- ------------------

                                  One Year          Three Years        Five Years         Ten Years       Since Inception
                                                                                                          of The Kenwood
                                                                                                          Funds (5/1/96)
----------------------------- ------------------ ------------------ ------------------ ----------------- ------------------
Kenwood Group Composite*            3.13%             10.18%             16.23%             12.23%            11.37%
----------------------------- ------------------ ------------------ ------------------ ----------------- ------------------
S&P MidCap 400 Index               14.72%             21.81%             23.05%              N/A              20.29%
----------------------------- ------------------ ------------------ ------------------ ----------------- ------------------
Russell MidCap Value Index         (0.11%)            12.15%             18.01%             13.81%            13.53%
----------------------------- ------------------ ------------------ ------------------ ----------------- ------------------

* This composite includes all of the Adviser's accounts since the beginning of its operation, excluding The Kenwood Funds. Inclusion of the Fund would have no material effect on the composite.

                                                   KENWOOD GROUP COMPOSITE
                                                   HISTORICAL PERFORMANCE**
                                                   PERIODS ENDED DECEMBER 31
-------------------------- ------------------------ ------------------------- ------------------ ------------------
YEAR                               Before                    After               S&P MidCap       Russell Midcap
                             INVESTMENT EXPENSES     INVESTMENT EXPENSES***          400            VALUE INDEX
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1990                                (7.33%)                 (8.38%)                  N/A              (16.09%)
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1991                                19.26%                  18.21%                   N/A               37.92%
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1992                                18.49%                  17.44%                  11.91%             21.68%
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1993                                 6.60%                   5.67%                  13.96%             15.62%
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1994                                 7.40%                   6.49%                  (3.58%)            (2.13%)
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1995                                30.92%                  30.07%                  30.95%             34.93%
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1996                                18.45%                  17.60%                  19.20%             20.26%
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1997                                31.00%                  30.19%                  32.27%             34.37%
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1998                                 0.46%                  (0.35%)                 19.11%              5.08%
-------------------------- ------------------------ ------------------------- ------------------ ------------------
1999                                 3.94%                   3.13%                  14.72%             (0.11%)
-------------------------- ------------------------ ------------------------- ------------------ ------------------

** Performance figures are asset-weighted, average annual investment results expressed as a percentage return. Performance includes reinvested dividends, capital gains and losses, and deducts advisory fees of clients other than The Kenwood Funds and deducts the net expenses of The Kenwood Funds. Numbers in parentheses denote a loss. These numbers were prepared in accordance with the Performance Presentation Standards developed by the Association for Investment Management and Research ("AIMR"). Past performance is not necessarily indicative of future results, nor can it be assumed that any recommendations will be profitable.

*** Investment expenses are the advisory fees of the clients other than The Kenwood Funds and the net expenses of The Kenwood Funds.

FINANCIAL HIGHLIGHTS OF THE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the four years since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                              THE KENWOOD GROWTH & INCOME FUND
                                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------- ----------------------------------------------------------------
                                                                                  For Fiscal Years Ended April 30
--------------------------------------------------------------- --------------- --------------- -------------- -----------------
                                                                     2000            1999           1998            1997

Net asset value, beginning of period..........................      $12.65          $14.18          $11.20         $10.00

Income from investment operations

         Net investment income ...............................        0.17            0.14            0.09           0.14

         Net gains or losses on securities
             both realized and unrealized.....................       (0.93)          (0.82)           3.82           1.21
                                                                     ------          ------           ----           ----

         Total from investment operations.....................       (0.76)          (0.68)           3.91           1.35

Less distributions

         Dividends from net investment income ................       (0.13)          (0.12)          (0.10)         (0.10)

         Distributions from capital gains.....................       (0.97)          (0.73)          (0.83)         (0.05)
                                                                     ------          ------          ------         ------

         Total distributions..................................       (1.10)          (0.85)          (0.93)         (0.15)
                                                                     ------          ------          ------         ------

Net asset value, end of period................................      $10.79          $12.65          $14.18         $11.20
                                                                     =====           =====           =====          =====

Total Return..................................................        (6.29%)        (4.44%)         35.66%         13.52%

Supplemental data and ratios:

Net assets, end of period (in 000's)..........................      $3,019          $3,692           $3,106         $1,271

Ratio of expenses to average net assets(1) ...................        1.00%           1.00%           0.99%          0.92%

Ratio of net investment income to average net assets(1).......        1.41%           1.21%           0.97%          1.85%

Portfolio turnover rate.......................................       88.73%          70.66%          73.27%         31.21%
--------------------------------------------------------------- --------------- --------------- -------------- ---------------

         (1)Without expense reimbursements of $136,664, $129,137, $127,451 and $113,568, the ratio of expenses to average net assets would have been 5.13%, 5.26%, 7.06% and 26.06% and the ratio of net investment income to average net assets would have been (2.72%), (3.05%), (5.10%) and (23.29%), respectively, for the years ended April 30, 2000, April 30, 1999, April 30, 1998, and April 30, 1997.

DISTRIBUTION OF SHARES

AmeriPrime Financial Securities, Inc. (the "Distributor"), 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, serves as the principal underwriter to distribute the Fund's shares. Pursuant to an Underwriting Agreement with the Fund, the Distributor will be paid a fee monthly equal to an annual rate of 0.05% of the Fund's average daily net assets, with a minimum annual fee of $18,000. Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to cover expenses incurred in connection with the distribution of the Fund's shares, including the Distributor's fee. Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. Under the Plan, the Distributor is appointed the Fund's agent to distribute shares and provides office space and equipment, personnel, literature distribution and advertising to promote the sale of the Fund's shares. Payments under the Plan are made to compensate the Distributor for its services, to reimburse the Distributor for its expenses and for the fees it pays to dealers and other firms for selling Fund shares, servicing shareholders and maintaining shareholder accounts. The 12b-1 fee may also be used to defray the costs of advertising, sales literature and sales meetings. In addition, the Plan also provides that the Adviser, in its sole discretion, may utilize its own resources, including profits from its advisory fees, for distributing and promoting sales of Fund shares.

Distribution fees pay for promotion and distribution of Fund shares and services provided to shareholders. Because these fees are paid from fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges that apply to other funds.

BUYING SHARES

GENERAL. You can purchase shares of the Fund from any dealer or other person having a sales agreement with the Distributor, or you can purchase shares directly from the Fund. No matter how you purchase your shares, you pay no sales load. You buy shares at the net asset value computed after your purchase order is received and accepted as described below. Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees imposed by the Dealer.

The minimum initial investment is $2,000 and subsequent investments are at least $100 or more. The minimum initial investment for retirement plans not funded by a payroll deduction is $250. The Fund reserves the right to waive the minimum investment requirement for retirement plans funded by payroll deduction plans.

There are three ways to make an initial investment in the Fund:

     1. BY MAIL. Fill out the Application Form included in this Prospectus and mail it to Firstar Mutual Fund Services, LLC ("Firstar") at the address on the Form. You must enclose a check payable as indicated on the Form.

     2. THROUGH YOUR BROKER/DEALER. Have your broker/dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Adviser by telephone or wire. You may be charged a fee if you effect transactions through a broker or agent.

     3. BY WIRE. Shares may be purchased at any time by wiring federal funds directly to Firstar Bank Milwaukee, N.A. Prior to an initial investment by wire, the shareholder should telephone Firstar to advise them of the investment and to obtain an account number and instructions. A completed Application Form should be mailed to Firstar after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                  Firstar Bank Milwaukee, N.A.
                  Milwaukee, WI  53201
                  Federal Routing Number 075000022
                  Firstar Mutual Fund Services, LLC A/C Number 112-952-137 THE KENWOOD FUNDS
                  THE KENWOOD GROWTH & INCOME FUND
                  Shareholder Name,
                  Shareholder Account Number

After your initial investment, you can make additional investments of at least $100. Simply mail a check payable to The Kenwood Funds c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. You can also send a check via overnight courier to Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The check should be accompanied by a form which Firstar will provide after each purchase. If you do not have a form, you should tell Firstar that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to Firstar.

The Fund does not issue certificates for shares in the Fund. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by Firstar. You receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

TELEPHONE TRANSACTIONS

If you have telephone transaction privileges, you may redeem or exchange shares by telephone. You automatically have telephone privileges unless you elect otherwise. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Fund may be liable for unauthorized instructions. Such procedures may include a request for personal identification (account or social security number) and tape recording of the instructions. Please note that exchanges by phone may be made by any person, not just the shareholder of record. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. The Fund reserves the right to terminate, suspend or modify telephone transaction privileges. During unusual conditions, the Fund may have difficulty accepting telephone transactions, in which case you should mail your instructions to the Fund c/o Firstar Mutual Fund Services, LLC at 615 E. Michigan Street, Milwaukee, WI 53202.

EXCHANGING SHARES

As a service to our shareholders, The Kenwood Funds have established a program whereby you can exchange your Kenwood Funds shares for shares of the Firstar Money Market Funds. These funds are no-load money market funds managed by Firstar which offer check-writing privileges. The Firstar Funds are unrelated to The Kenwood Funds.

You may exchange your shares in the Fund for shares of the Firstar Money Market Funds at no additional charge. The Firstar Funds consist of the Money Market Fund (which is a general money market fund), U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into any of the Firstar Funds, read the applicable prospectus. To obtain a prospectus for the Firstar Funds, call toll-free 1-888-KENFUND (888-536-3863). There is no charge for exchange transactions which are requested by mail. Firstar will charge a fee for each exchange transaction that is executed over the phone. This fee is currently $5.00. See "Other Information About Exchanging Shares" below for information on the limits imposed on exchanges.

BY MAIL. To exchange your shares of the Fund into any of the Firstar Funds, complete and sign an application and mail it to:

                  Firstar Mutual Fund Services, LLC
                  P.O. Box 701
                  Milwaukee, WI  53201

You may also send the application via overnight courier to Firstar Mutual Fund Services, LLC at 615 E. Michigan Street, Milwaukee, WI 53202.

BY TELEPHONE. If you have authorized telephone transaction privileges in your application, you may also make exchanges by calling toll-free 1-888-KENFUND (888-536-3863). Exchanges made over the phone may be made by any person, not just the shareholder of record. Certain other limitations and conditions apply to all telephone transactions. See "Telephone Transactions."

OTHER INFORMATION ABOUT EXCHANGING SHARES. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Fund. Because of the time needed to transfer money between the Fund and the Firstar Money Market Funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchange transactions. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. If your account is subject to backup withholding, you may not open another account using the exchange privilege. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year). In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund. The Fund reserves the right to terminate or modify the exchange privilege upon at least 60 days' written notice to shareholders. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares as discussed below. See "Redeeming Shares -- Signature Guarantees" for more information.

REDEEMING SHARES

You may redeem your shares through your securities dealer (who may charge you a fee for this service) or directly by using one of the methods described below. The price you will receive for any shares you redeem will be the next net asset value of the shares redeemed computed after we have received your order to redeem in proper form. See "Net Asset Value" for more information. Normally, payment by check is made within seven days after the redemption request is received with all required documents in proper form. However, if any of the shares redeemed were recently purchased (i.e. within 15 days) and payment was made by personal check, payment to you for those shares may be delayed until your purchase check has cleared. These restrictions are not applicable to shares purchased with a certified or cashier's check or by bank wire or federal funds.

BY MAIL. You may redeem shares by sending your written request to redeem your shares to our Transfer Agent at Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. You may also send the request via overnight courier to Firstar Mutual Fund Services, LLC at 615 E. Michigan Street, Milwaukee, WI 53202. This written request must: (1) be signed by all account owners exactly as the account is registered (both parties must sign in the case of joint accounts), (2) state the dollar amount or number of shares to be redeemed and
(3) specify your account number. Please remember that you cannot place any conditions on your request.

BY TELEPHONE. You may redeem shares by calling us toll-free at 1-888-KENFUND (888-536-3863). We will then send the proceeds to you by mail. However, please keep in mind the following: the check can be issued only for up to $25,000; the check can be issued only to the registered owner (who must be an individual); the check can be sent only to the address of record; and your current address of record must have been on file for 15 days. See "Telephone Transactions."

BY WIRE. You can redeem your shares by wire if you have selected this option in your application and have named a commercial bank or savings institution with a Federal Reserve Bank routing number. Once you have applied for the wire redemption privilege, you can redeem shares in your account by calling, toll-free, 1-888-KENFUND (888-536-3863) and providing your account number. You may also use your wire privilege by mailing a signed request to the Fund that includes your account number and the amount you wish to have wired. The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. Changes in your bank account ownership or bank account number (including the name of the financial institution) may be made by written notice to us with your signature and those of any new owner guaranteed. See "Signature Guarantees" below. Additional documents may be required when shares are held by a corporation, partnership, executor, administrator, trustee or guardian. The Transfer Agent charges a fee for each wire transfer which is currently $12.00.

REDEMPTIONS BY THE FUND. The Fund reserves the right to redeem any single shareholder account that falls below $2,000 due to shareholder redemptions. However, before your account is redeemed, you will be notified in writing and we will allow you 60 days to make additional share purchases to bring your account value up to the minimum level.

OTHER LIMITATIONS. Redemptions may be suspended or payment dates postponed when
(1) the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing; (2) an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practical for the Fund fairly to determine the value of its net assets; or (3) under any emergency circumstances as determined by the Securities and Exchange Commission. In case of suspension of the right of redemption, you may either withdraw your request for redemption or, if your request is not withdrawn, receive payment based on the next net asset value computed after termination of the suspension.

SIGNATURE GUARANTEES. For our mutual protection, we may require a signature guarantee on certain transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public. If redemption proceeds or amounts exchanged are $25,000 or less and are to be paid or credited to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 15 days). All other redemption or exchange requests must have signatures guaranteed. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

NET ASSET VALUE

The Fund values its security holdings on the basis of market value. The net asset value per share is computed by dividing the total value of the assets of the Fund, minus its liabilities, by the total number of its shares outstanding. The net asset value is determined on each day the New York Stock Exchange is open, at the earlier of the close of the Exchange or 4:00 p.m. New York time. The price per share for purchases or redemptions made directly through the Transfer Agent is the price next computed after the Transfer Agent receives the purchase order or redemption request. The price per share for purchases or redemptions made through a dealer is the price next computed after the order is received by the dealer. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to effect the redemption and the applicable price will be that next determined following the receipt of the required documentation.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays any income and capital gains distributions at least annually. Distributions from the Fund will automatically be reinvested for you on the payment date as additional shares of the Fund, unless you request payment by check on your Application Form or make such a request later by writing to the Fund. Your request will be effective for the current dividend or distribution if it is received before the record date. Requests received after that time will be effective beginning with the next dividend or distribution.

As a protection, if two of your dividend checks are returned as undeliverable, those undelivered dividends will be invested in additional shares at the net asset value at that time, and the account will be redesignated as a dividend reinvestment account.

TAXES

This section is not intended to be a full discussion of all the aspects of tax law and its effects on the Fund and its shareholders. As a shareholder, you may be subject to state and local taxes on distributions. Pending tax legislation could affect the amount of taxes paid on certain investments. Taxes resulting from the Fund's past investments are not reflective of taxes which will be due in the future. Each investor should consult a tax adviser regarding the effect of federal, state and local taxes on an investment in the Fund.

The Fund intends to qualify and remain qualified as a "regulated investment company" under the Internal Revenue Code (the "Code"). The Fund will distribute all of its taxable net income and net realized capital gains to shareholders so that it will not itself have to pay any income taxes.

Distributions of net investment income from the Fund are taxable to shareholders as ordinary income. A portion of the income dividends received by the Fund from U.S. corporations may qualify for the "dividends received" deduction available to corporate shareholders. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of how long Fund shares are owned. Distributions from net short-term capital gains are taxable as ordinary income. Shareholders are informed annually of the amount and nature of any income or gain. Distributions are taxable whether received in cash or reinvested in additional shares. If the Fund distributes less than the amount it is required to distribute during any year, a 4% excise tax will be imposed on the undistributed amount. The Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend, and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such six-month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution.

If for any reason you don't provide the Fund with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Fund is required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

RETIREMENT PLANS

The Fund offers a prototype Individual Retirement Account ("IRA"). The Fund's Custodian, Firstar, acts as the custodian under the IRA plan. For information on fees and necessary forms, please call toll-free 1-888-KENFUND (888-536-3863) or write to the Fund. Please do not use the application included with this prospectus to open your retirement plan account. Instead call 1-888-KENFUND (888-536-3863) for a retirement plan account application. Please consult your tax advisor to determine the effect of any of the plans on your financial situation. In the future, the Fund may offer Simplified Employee Pension ("SEP") Plans and model 403(b) plans for charitable, educational and governmental entities. For more information, please call or write to the Fund.

For More Information

More information about The Kenwood Growth & Income Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Describes the Fund's performance, lists portfolio holdings, and contains a letter from the Fund's manager discussing market conditions and investment strategies that significantly affected the Fund's recent performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Fund and its policies. The current SAI and shareholder reports are on file with the Securities and Exchange Commission ("SEC").

The current SAI and annual report are incorporated by reference, which means that they are legally considered a part of this prospectus.

TO OBTAIN INFORMATION:

BY TELEPHONE

Call 1-888-KENFUND (888-536-3863) from 8:30 a.m. - 5:00 p.m. Central Standard Time. During unusual market conditions, the Fund may experience difficulty in accepting telephone inquiries. In such circumstances, you should contact the Fund collect at (312) 368-1666 weekdays from 9:00 a.m. - 5:00 p.m. Central Standard Time.

BY MAIL
Write to:
The Kenwood Growth & Income Fund
10 South LaSalle Street, Suite 3610
Chicago, IL 60603

ON THE INTERNET
Please visit our website at www.kenwoodfund.com.

Text-only versions of fund documents can be viewed or downloaded from the SEC site at HTTP://WWW.SEC.GOV.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Investment Company Act File no. 811-7521



                                THE KENWOOD FUNDS

                             10 South LaSalle Street
                                   Suite 3610
                             Chicago, Illinois 60603
                                  1-888-KENFUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 2000

         This Statement provides information concerning The Kenwood Growth & Income Fund (the "Fund") which is a series of The Kenwood Funds. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated September 1, 2000, which may be obtained from the Fund.

         The Trust's audited financial statements included in the Report to Shareholders for the Fund dated April 30, 2000 are incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge from the Fund.

                                TABLE OF CONTENTS

TOPIC                                                                       PAGE

ORGANIZATION OF THE FUND.......................................................2

FUNDAMENTAL INVESTMENT RESTRICTIONS............................................2

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS........................................3

OTHER INVESTMENT MATTERS.......................................................5

NET ASSET VALUE................................................................6

TRUSTEES AND OFFICERS..........................................................7

TRUSTEE COMPENSATION...........................................................9

CERTAIN SHAREHOLDERS...........................................................9

THE ADVISER...................................................................10

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN...................................11

AUDITORS......................................................................11

DISTRIBUTION PLAN.............................................................11

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................12

SHAREHOLDER MEETINGS..........................................................13

PERFORMANCE DATA..............................................................13


                            ORGANIZATION OF THE FUND

         The Kenwood Funds (the "Trust") is a Delaware business trust organized in January, 1996. The Trust is registered as a diversified, open-end management investment company. The Trust currently issues only one series of shares, The Kenwood Growth & Income Fund. Shares of the Growth & Income Fund are fully paid, non-assessable, and freely transferable when issued, have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. The Board of Trustees may in the future create additional series of shares, each of which would represent an interest in a separate portfolio with its own investment objective and policies.

         The Trust does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Trust will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

         Certain Provisions of the Trust Instrument. Under Delaware law, the shareholders of the Fund are not personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The investment restrictions enumerated below are fundamental and may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are present in person or by proxy or (ii) more than 50% of the eligible votes.

(1) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts except in respect to financial futures or currencies.

(2) REAL ESTATE. The Fund may not purchase real estate.

(3) DIVERSIFICATION OF FUND INVESTMENTS.

     (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

     (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

(4) INDUSTRY CONCENTRATION. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

(5) SENIOR SECURITIES; BORROWING. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered. (See Non-Fundamental Restriction (3), below.)

(6) UNDERWRITING. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

(7) LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the value of its total assets to then be subject to such loans.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Fund's investment objective set forth in the Prospectus, the Fund has adopted the following non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

(1) LENDING PORTFOLIO SECURITIES. For income purposes, the Fund may lend its portfolio securities. However, the Fund does not currently intend to lend portfolio securities if it would cause more than 5% of its net assets to be subject to such loans.

(2) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement involves a sale of securities (usually U.S. Government Securities) to the Fund with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but occasionally, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and losses, including possible declines in the value of the collateral during the period in which the Fund seeks to enforce its rights, and the possible loss of all or a part of the income during such period and expenses of enforcing its rights.

(3) BORROWING. The Fund may not borrow money except for temporary or emergency purposes, and then only from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of the value of the Fund's total assets.

(4) RESTRICTED AND ILLIQUID SECURITIES. The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, sales will be made as soon as practicable to reduce the percentage of illiquid assets to 15% or less. The Fund may purchase restricted securities which are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. However, the Fund will not purchase illiquid Rule 144A Securities. In addition, the Fund will not purchase liquid Rule 144A Securities if such purchase would cause more than 5% of the Fund's assets to be invested in such securities.

(5) INVESTMENT COMPANIES. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and then only if no more than 5% of the Fund's net assets would be so invested.

(6) MARGIN. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

(7) MORTGAGING. The Fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and other permissible investments or investments for currency transactions and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment.

(8) SHORT SALES. The Fund may not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. This restriction does not apply to financial futures or currency transactions.

(9) OPTIONS AND FUTURES CONTRACTS. The Fund may not engage in transactions in futures or options. This does not prohibit the Fund from engaging in transactions in warrants.

         Except for limitations on borrowing and investment in illiquid securities, any percentage restrictions contained in any fundamental or non-fundamental restrictions apply as of the time of investment without regard to later increases or decreases in the values of securities or total or net assets.

                            OTHER INVESTMENT MATTERS

         LENDING PORTFOLIO SECURITIES. Securities of the Fund may be lent to member firms of the New York Stock Exchange and commercial banks with assets. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities and must be terminable upon notice, at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. The fundamental investment restrictions state that the Fund may not loan securities if the value of the securities loaned from the Fund exceed 20% of the value of the Fund's total assets. However, as a matter of non-fundamental policy, the Fund may not loan portfolio securities if it would cause more than 5% of the Fund's net assets to be subject to such loans.

         The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

         Securities loans would be made to broker dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as the Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

         DEBT SECURITIES. The Fund may invest in fixed income securities for income or as a defensive strategy when the Adviser believes adverse economic or market conditions exist. When appropriate, the Fund's assets may be invested without limitation in cash, short-term obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities ("U.S. Government Securities") or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances. However, the Adviser does not intend to invest more than 15% of the Fund's assets in securities other than equities under normal market conditions.

         The value of fixed income securities is sensitive to interest rate changes as well as the financial strength of the issuer. When interest rates go down, debt securities in the portfolio tend to appreciate in value. Conversely, when interest rates go up, such securities tend to depreciate in value. Generally, the debt securities in the portfolio tend to appreciate in value. Conversely, when interest rates go up, such securities tend to depreciate in value. Generally, the debt securities in which the Fund may invest are investment-grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the Adviser. The lowest of these grades has speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in debt securities (including convertible securities) rated below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not required to sell the issue, but the Adviser will consider the downgrade in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, portfolio sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

                                 NET ASSET VALUE

         Net asset value per share is determined by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange (the "Exchange") is closed. Such days are the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On each day the Exchange is open for trading, the net asset value is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange.

         Portfolio securities traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Money market instruments maturing in 60 days or less are normally valued at amortized cost. Money market securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

         Certain fixed-income securities may be valued based on market prices provided by a pricing service. Fixed-income securities maturing within 60 days are normally valued on the basis of amortized cost. If no market value is readily available, such securities will be valued at a fair value determined by the Board of Trustees.

                              TRUSTEES AND OFFICERS

         The Board of Trustees is responsible for the supervision of the Fund. The Adviser who manages the day-to-day operations and directs the investments of the Fund reports and is responsible to the Board of Trustees.

         Information about the trustees and officers, including age as of June 30, 2000 and principal occupations during the past 5 years, is shown below.

         *BARBARA L. BOWLES, CFA, 52 - Trustee and President of the Fund. Ms. Bowles is the President of The Kenwood Group, Inc., the Adviser to the Fund.
Ms. Bowles is a board member of Black & Decker Corporation, the Fort James Corporation, the Hyde Park Bank and Trust Company, the Chicago Urban League, the Children's Memorial Hospital of Chicago, Wisconsin Energy Corporation, and a lifetime member of the NAACP. Prior to founding The Kenwood Group in 1989, Ms. Bowles was Corporate Vice president of Kraft, Inc. and was previously employed by Beatrice Companies and First National Bank of Chicago. Her address is 10 South LaSalle Street, Chicago, Illinois 60603.

         CLARK BURRUS, 68 - Trustee. Mr. Burrus retired in 1998 as Vice Chairman of First Chicago Capital Markets, a wholly owned subsidiary of First Chicago NBD Corporation and co-head of the Public Banking Department. Mr. Burrus serves on several boards and commissions including the Cook County Deferred Compensation Committee, Chairman of the Chicago Council on Urban Affairs - Advisory Board, and Co-Chairman of the Health Care Sub-Committee of the Cook County Citizens Budget Review Committee. His address is 9118 S. Bennett Avenue, Chicago, IL 60617.

          PATTY LITTON DELONY, CFA, 51 - Trustee. Ms. Delony is a Principal of Delony Associates Inc., a business consulting firm established in 1988, specializing in research, analysis and writing. Formerly, she was a Vice President of Sara Lee Corporation. Her address is 20 E. Cedar Street, Chicago, Illinois 60611.

          *REYNALDO P. GLOVER, 57 - Trustee. Mr. Glover is the President of TLC Beatrice International Holding Company and of counsel to the law firm, Piper Marbury Rudnick & Wolfe. He also acts as general counsel for the Adviser. In addition, he is active in many civic, professional and social organizations. His address is 203 N. LaSalle Street, Chicago, Illinois 60601.

         CHALLIS M. LOWE, 54 - Trustee. Ms. Lowe is Executive Vice President of Ryder Systems, Inc., a transportation company. She previously served as the Executive Vice President of Beneficial Management Corporation prior to their acquisition by Household International Corporation and, subsequently, was a consultant to Household International. Ms. Lowe also served as the Executive Vice President for Human Resources and Communications for Heller International, a commercial finance company, for several years. Her address is 3600 NW
82nd Ave., Miami, Florida 33166-6623.


         ROGER W. SPENCER, CFA, 65 - Trustee. Mr. Spencer is presently a financial consultant with The P.L. Thomas Group. He was previously a consultant to PaineWebber, Inc., from which he retired as a First Vice President in 1995. He joined Mitchell, Hutchins & Co. (which was acquired by PaineWebber in 1977) in 1958 and later served as a director of the surviving company. Mr. Spencer is a member of The Investment Analysts Society of Chicago, Inc., The Consumer Analysts Group of New York, The Association for Investment Management and Research, and The Lake Forest Investment Society.

         YVETTE LeGRAND, 49 - Vice President and Secretary. Ms. LeGrand is the Vice President of Mutual Fund Marketing for The Kenwood Group. Prior to joining The Kenwood Group in 1999, Ms. LeGrand was Resource Development Director for Community Investment Corporation, a multi-bank loan consortium. Ms. LeGrand was previously employed by The United Way of Chicago and The First National Bank of Chicago. Ms. LeGrand has passed the Series 6 and 63 examinations. Her address is 10 South LaSalle Street, Chicago, Illinois 60603.

         CYNTHIA HARDY, 33 - Assistant Secretary. Ms. Hardy has been the Director of Administration at The Kenwood Group since 1991. Prior to joining The Kenwood Group, she was an accounting intern at Carr & Associates, a public accounting and management consulting firm. Ms. Hardy has passed the Series 6 and 63 examinations. Her address is 10 South LaSalle Street, Chicago, Illinois 60603.

         JOSEPH NEUBERGER, 38 - Assistant Secretary. Mr. Neuberger is Senior Vice President at Firstar Mutual Fund Services, LLC. Prior to joining Firstar, he was a Manager with Arthur Andersen & Company LLP. His address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

         MICHAEL T. KARBOUSKI, 35 - Assistant Secretary. Mr. Karbouski is an Assistant Vice President of Firstar Mutual Fund Services, LLC. From 1992 until 1995, he was a Business Development Representative with Firstar Funds. His address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

         SHELDON R. STEIN, 71 - Assistant Secretary. Mr. Stein is a member of the law firm, D'Ancona & Pflaum LLC, legal counsel to the Fund. His address is 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601.

         ARTHUR DON, 46 - Assistant Secretary. Mr. Don is a member of the law firm, D'Ancona & Pflaum LLC, legal counsel to the Fund. His address is 111
East Wacker Drive, Suite 2800, Chicago, Illinois 60601.

*Barbara Bowles is considered to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940 due to her relationship with the Adviser. Reynaldo Glover is considered to be an "interested person" of the Fund solely because of his role as attorney for the Adviser. The Fund does not pay any direct compensation to employees of the Adviser.

                              TRUSTEE COMPENSATION

         The compensation paid to the Trustees of the Trust, for the fiscal year ended April 30, 2000 is set forth in the following table:

---------------------------------------- ------------------------------------ ---------------------------------
                 NAME                                 Aggregate                 Total Compensation From the
                                                    Compensation                           Trust
                                                   From The Trust
---------------------------------------- ------------------------------------ ---------------------------------
Patty Litton Delony                                    $2,000                              $2,000
---------------------------------------- ------------------------------------ ---------------------------------
Lester J. Dugas*                                       $1,000                              $1,000
---------------------------------------- ------------------------------------ ---------------------------------
Reynaldo P. Glover                                     $1,750                              $1,750
---------------------------------------- ------------------------------------ ---------------------------------
Challis M. Lowe                                        $2,000                              $2,000
---------------------------------------- ------------------------------------ ---------------------------------
Clark Burrus                                           $2,000                              $2,000
---------------------------------------- ------------------------------------ ---------------------------------

         *  Mr. Dugas died in September 1999.

                              CERTAIN SHAREHOLDERS

         The following table sets forth as of May 31, 2000, the name and holdings of each person known by the Fund to be a record or beneficial holder of more than 5% of its outstanding shares. As of such date there were 271,250 shares outstanding.

                                                                          %  of
                                                                      Outstanding        How
Name and Address                            Shares Owned                 Shares          Held
Charles Schwab & Co., Inc.                    55,060                     19.7%          Record
Special Custody Account for the
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Barbara L. Bowles*                            38,777                     13.9%          9.7%
c/o The Kenwood Group                                                                   Record
10 S. LaSalle Street, Suite 3610                                                        4.2%
Chicago, IL  60603-1002                                                                 Beneficial

Reynaldo Glover                               27,873                     10.0%          Record
c/o Piper Marbury
Rudnick & Wolfe
203 North LaSalle Street
Chicago, IL  60601

M. Leanne Lachman                             15,209                     5.4%           Record
879 United Nations Plz Apt 19E
New York, NY  10017-1819

         *Barbara L. Bowles is also record owner of 11,830 shares as Trustee of The Kenwood Group Inc. 401(k) Trust.

         The officers and trustees of the Fund beneficially own in the aggregate 31.2% of the outstanding shares of the Fund.

                                   THE ADVISER

         The Kenwood Group, Inc., an Illinois corporation located at 10 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund's Adviser. Barbara
L. Bowles is the controlling shareholder of the Adviser. The advisory fee is a monthly fee based upon the Fund's average daily net assets at the following annual rate: 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion. The Adviser waived its entire fee in fiscal years 1997 through 2000. If the Adviser had not waived its fee, its total fee would have been $3,380 for fiscal year 1997, $15,753 for fiscal year 1998, $22,704 for fiscal year 1999, and $24,876 for fiscal year 2000. The Adviser may waive all or a part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. The Adviser has agreed to limit the Fund's annual regular operating expenses to one percent for all fiscal years through April 30, 2004.

         In addition to the services described in the Fund's prospectus, the Adviser will compensate all personnel, officers and trustees of the Fund if such persons are employees of the Adviser. The Fund pays all other Fund expenses including its organizational expenses, except to the extent that the Adviser pays or reimburses such expenses.

         Under the Advisory Agreement between the Fund and the Adviser, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, the Adviser will not be liable for any act or omission in the cause of, or connected with, rendering service under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                   ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

         Firstar Mutual Fund Services, LLC ("Firstar") 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund's Administrator and Transfer Agent. Pursuant to an Administration Services Agreement, Firstar receives fees monthly for its services as described below, based upon the Fund's average daily net assets at the following annual rate: 0.06% on the first $200 million of average net assets, 0.04% on the next $200 million of average daily net assets, and 0.03% on average daily net assets over $400 million. The Administration Agreement provides for payment to the Administrator of a minimum annual fee (currently $30,000). Firstar generally provides for the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, the preparation and maintenance of financial and accounting records and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions. In its capacity as Transfer Agent, Firstar maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

         Firstar Bank Milwaukee, N.A. serves as the Fund's custodian ("Custodian") pursuant to a custodian agreement. The Custodian has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income and the payment for, and the collection of proceeds of, securities bought and sold by the Fund.

         For the fiscal year ended April 30, 2000, Firstar Mutual Fund Services agreed to cap its fees, including custodial fees, at $80,000.

                                    AUDITORS

         The Fund's auditors are PricewaterhouseCoopers LLP, 100 E. Wisconsin Ave., Milwaukee, WI 53202. The services of the auditors include an audit of annual financial statements included in the annual reports to shareholders, a reading of amendments to the registration statement filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Board of Trustees. In addition, the auditors may provide assistance in preparation of the federal and state income tax returns and related forms.

                                DISTRIBUTION PLAN

         AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, serves as the principal underwriter to distribute the Fund's shares. Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule. For fiscal year ended April 30, 2000, the Fund paid AmeriPrime Financial Securities, Inc. $8,292 to distribute the Fund's shares.

         The Distribution Plan continues annually so long as it is approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Trustees or a majority of the Fund's outstanding shares. The Adviser is required to furnish quarterly written reports to the Board of Trustees detailing the amounts expended under the Distribution Plan. The Distribution Plan may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Trustees approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Trustees and the shareholders. As long as the Distribution Plan is in effect, the Fund must commit the selection and nomination of candidates for new Independent Trustees to the sole discretion of the existing Independent Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Trustees. The Fund's policy is to seek to place portfolio transactions with those brokers or dealers who will execute transactions as efficiently as possible and at favorable prices. Many of these transactions involve the payment of brokerage commissions by the Fund. In some cases, transactions are with firms that act as principal for their own account. In effecting transactions in over-the-counter securities, the Fund deals with market makers unless it appears that better prices and execution are available elsewhere.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the Adviser considers the firm's financial responsibility and reputation, range and quality of services made available to the Fund, and the professional services provided, including execution, clearance procedures, wire service quotations, and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the staff of the Adviser. In accordance with this policy, the Fund does not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Fund may be taken into account as a factor in the allocation of portfolio transactions.

         In addition, there may be times when an investment decision may be made to purchase or sell the same security for the Fund and one or more clients of the Adviser. If the Fund and the Adviser on behalf of other clients simultaneously engage in the purchase or sale of the same security, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection and the increased opportunity to engage in volume transactions.

         Research services furnished by brokers used by the Fund for portfolio transactions may be utilized by the Adviser in connection with its investment services for other accounts and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser determines the reasonableness of the commissions paid in relation to its view of the value of the brokerage and research services provided, considered in terms of the particular transaction and its overall responsibilities with respect to all accounts as to which it exercises investment discretion. As any particular research obtained by the Adviser may be useful to the Fund, the Board of Trustees, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.

         The brokerage commissions paid by the Fund for the fiscal years 2000, 1999, 1998 and 1997 were $13,050, $10,112, $7,742 and $2,435, respectively.

                              SHAREHOLDER MEETINGS

         The Fund does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Fund will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting.

         Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting the lesser of $25,000 or 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                                PERFORMANCE DATA

         Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

  Where: P  =   a hypothetical initial payment of $1,000
         T  =   average annual total return
         n  =   number of years
       ERV  =   ending redeemable value at the end of the period of a
                hypothetical $1,000 payment made at the beginning of such period

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         The Fund's average annual total return for the fiscal year ended April 30, 2000 was (6.29%). The Fund's average annual total return from inception (May 1, 1996) through April 30, 2000, was 8.36%.

         Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

         FUND PERFORMANCE. In reports or other communications to shareholders and in advertising material, the Fund may compare its performance with recognized unmanaged indexes or stock market averages such as the Standard & Poor's 500 Index, Dow Jones Industrial Average, Standard & Poor's Midcap 400 Index, Russell Midcap Index and New York Stock Exchange Composite Index. Also, the Fund may compare its performance with that of other mutual funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., or similar independent services which monitor the performance of mutual funds or other industry or financial publications. The Fund may also include evaluations published by nationally recognized ranking services and by financial publications such AS BUSINESS WEEK, FORBES, KIPLINGER'S, INSTITUTIONAL INVESTOR and MONEY MAGAZINE. The Fund's past performance should not be considered representative of future performance of the Fund.

         The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of the investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

         The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses, and past results are not necessarily indicative of future results. Performance information supplied by the Fund may not provide a basis for comparison with other investments using differing reinvestment assumptions or time periods.



                            PART C. OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

(a) Declaration of Trust, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

(b) By-Laws, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

(c) Not Applicable.

(d) Investment Advisory Agreement, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-1A, File No. 333-1171.

(e) Underwriting Agreement, as amended, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-1A, File No. 333-1171.

(f) Not Applicable.

(g) Custodian Agreement, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

(h) Transfer Agency Contract, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

     Retirement Plans, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-1A, File No. 333-1171.

(i) Opinion and Consent of Counsel.

(j) Consent of Independent Accountants to Use of Report.

(k) Financial Statements, incorporated by reference to the following portions of the Registrant's 2000 Annual Report; a copy of the report was filed with the Commission on June 21, 2000 and is not included in this amendment.

     (1) Statement of Assets and Liabilities at April 30, 2000

     (2) Report of Independent Accountants

     (3) Statement of Assets and Liabilities

     (4) Statement of Operations for the year ended April 30, 2000

     (5) Schedule of Investments at April 30, 2000

     (6) Statement of Changes in Net Assets for the years ended April 30, 2000 and April 30, 1999

     (7) Notes to Financial Statements.

(l) Not applicable.

(m) Rule 12b-1 Distribution Plan, incorporated by reference to Registrant's Registration Statement on Form N-1A, File No. 333-1171.

(n) Schedule for Computation of Performance Quotation, incorporated by reference to Pre-Effective Amendment No. 2 on Form N1-A, File No. 333-1171.

(o) Not Applicable.

(p) Powers of Attorney, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

     Power of Attorney for Roger W. Spencer.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not Applicable.

ITEM 25. INDEMNIFICATION

         Reference is made to Article VIII of the Declaration of Trust of the Registrant, filed as Exhibit 1 to Registrant's Registration Statement File No. 333-1171 which provides the following:

         No Trustee or officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. No Trustee or officer shall be liable for any act or omission in his or her capacity as Trustee or officer, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or as an officer.

         The Trust indemnifies each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal in which said Trustee may be involved or with which said Trustee may be threatened, while as a Trustee or thereafter by reason of being or having been such a Trustee except with respect to any matter as to which said Trustee shall have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of the duties of office; PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel had been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which such person may be lawfully entitled; PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 8.2; provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that such person is not entitled to such indemnification.

         The Trust indemnifies the officers and has the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 8.2.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The Kenwood Group, Inc., the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. None of the officers or directors of the Adviser have been engaged in other professions and/or employment capacities during the past two fiscal years except as follows: Yvette LeGrand - Vice President, Mutual Fund Marketing joined the Kenwood Group in October, 1999. Prior to joining The Kenwood Group she served as Resource Development Director for Community Investment Corporation, a large multi-bank loan consortium. Prior to that, Ms. LeGrand was employed by The United Way of Chicago and The First National Bank of Chicago, now Bank One.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) AmeriPrime Financial Securities, Inc. is the principal underwriter or distributor of the Funds and is also the principal underwriter for AmeriPrime Funds, Rockland Funds Trust, AmeriPrime Insurance Trust, TANAKA Funds, Inc., and Grand Prix Fund.

         Kenneth D. Trumpfheller, 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the President, Secretary and Treasurer of the AmeriPrime Financial securities, Inc.

         (b) Information with respect to each director and officer of AmeriPrime Financial Securities, Inc. is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934
         (File No. 8-48143).

         (c) AmeriPrime Financial Securities, Inc. received $18,000 in other compensation during the fiscal year ended April 30, 2000.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All documents and records related to portfolio transactions are located at The Kenwood Funds, 10 S. LaSalle Street, Suite 3610, Chicago, IL 60603.

         All other documents and records are located at Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202.

ITEM 29. MANAGEMENT SERVICES.

         Not applicable.

ITEM 30. UNDERTAKINGS.

         Registrant undertakes to file amendments to its registration statement and to furnish to each person to whom a Prospectus is delivered, a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.


                                THE KENWOOD FUNDS

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of June, 2000.

                    THE KENWOOD FUNDS


                    By: /S/ SHELDON R. STEIN
                        -----------------------
                         Sheldon R. Stein,
                         Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by Barbara L. Bowles in the capacities and on the date indicated.

Signature                            Title                         Date

/S/ BARBARA L. BOWLES*              President, Chief Executive     June 29, 2000
---------------------------         Officer and Trustee
Barbara L. Bowles

*Sheldon R. Stein signs this document on behalf of the Registrant and Barbara L. Bowles pursuant to the Powers of Attorney filed as Exhibit (p) to Registrant's Registration Statement on Form N-1A.

                      /S/ SHELDON R. STEIN
                      -------------------------
                      Sheldon R. Stein,
                      Attorney-in-fact


                                THE KENWOOD FUNDS

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title                    Date

/S/ PATTY LITTON DELONY    *        Trustee                    June 29, 2000
---------------------------
Patty Litton Delony

/S/ REYNALDO P. GLOVER     *        Trustee                    June 29, 2000
---------------------------
Reynaldo P. Glover

/S/ CHALLIS M. LOWE        *        Trustee                    June 29, 2000
---------------------------
Challis M. Lowe

/S/ CLARK BURRUS           *        Trustee                    June 29, 2000
---------------------------
Clark Burrus

/S/ ROGER W. SPENCER       *        Trustee                    June 29, 2000
---------------------------
Roger W. Spencer

*Sheldon R. Stein signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney filed as Exhibit (p) to Registrant's Registration Statement on Form N1-A.

                      /S/ SHELDON R. STEIN
                      -------------------------
                      Sheldon R. Stein,
                      Attorney-in-fact